EXHIBIT 10.29

                             DISTRIBUTION AGREEMENT

This agreement ("THIS AGREEMENT") is made and signed as of the day of February, 2000 by and between ON TRACK INNOVATIONS LTD., a company incorporated under the laws of the State of Israel, having its principal place of business at Z.H.R. I.Z., Rosh Pina 12000, Israel ("OTI") and SAILOR GROUP LIMITED (to be renamed as OTI ASIA PACIFIC LTD.), a company incorporated under the laws of the British Virgin Islands having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("DISTRIBUTOR");

WHEREAS OTI develops and markets various contactless and contact/contactless smart card products, as described in ANNEX A hereto, and is in the process of developing certain additional contactless and contact/contactless smart card products which may from time to time be included in ANNEX A by the agreement of the parties hereto (collectively, the "OTI PRODUCTS"), and OTI is the sole owner of any and all intellectual property rights in and to the OTI Products; and

WHEREAS The Distributor desires to become a distributor of the OTI Products in the Territory (as defined below), on an exclusive basis, and OTI is willing to appoint the Distributor for such purposes, all subject to the terms and conditions hereinafter set forth in this Agreement;


NOW, THEREFORE, THE PARTIES HAVE DECLARED, AGREED AND STIPULATED AS FOLLOWS:

         CHAPTER A - INTERPRETATION, REPRESENTATIONS, APPOINTMENT & TERM


1.       INTERPRETATION

1.1      In this Agreement:

         1.1.1 "CUSTOMERS" - means customers (end users) of the OTI Products in the Territory, whether existing or potential, as the case may be.

         1.1.2 "DOCUMENTATION" - means all documents associated with the OTI Products including user's manuals and other printed or visually-perceptible materials describing the use or design of the OTI Products as supplied by OTI to Distributor for Distributor's reference and excludes any documents which accompany the OTI Products for delivery to Customers.

         1.1.3      "OTI PRODUCTS" - means as defined in the preamble above.

         1.1.4      "MONTH" - means calendar month.

         1.1.5 "OTI INTELLECTUAL PROPERTY" - means all of OTI's proprietary rights, copyrights, patents, Trade Marks or other industrial or intellectual property rights relating to the OTI Products and Documentation, and all applications for any of the foregoing, whether or not registered in the Territory at the date hereof or at any later date, all as more particularly defined in the Shareholders Agreement.

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         1.1.6      "PRICE LIST" - means the price list attached as ANNEX B
                    hereto, as reviewed by the parties from time to time, subject to the provisions of Section 7.1 below.

         1.1.7 "QUARTER" - means a calendar quarter (i.e., one of the four periods of three consecutive Months each, beginning on the first day of January, April, July and October of each Year, as the case may be).

         1.1.8 "SHAREHOLDERS AGREEMENT" - means the shareholders agreement dated the date hereof and entered into between OTI, the Distributor and other parties stated therein.

         1.1.9 The "TERM OF THIS AGREEMENT" - means as defined in Section 4 below.

         1.1.10     "TERRITORY" - means the countries listed in ANNEX C hereto.
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         1.1.11     "THIS AGREEMENT" - means this document together with all the
                    Annexes attached hereto, as may be amended in writing from time to time in terms hereof.

         1.1.12 "TRADE MARKS" - means OTI's trade marks, trade dress and trade names set forth in ANNEX D hereto, and such other trade marks as are used by OTI on or in relation to the OTI Products at any time during this Agreement, whether or not registered in the Territory.

         1.1.13 "YEAR" - means calendar year (save for the first Year of this Agreement which shall commence on the date of this Agreement and end on December 31, 2000).

1.2 The headings in this Agreement are inserted for convenience of reference only and shall not affect its interpretation.

1.3 The Annexes to this Agreement shall form an integral part of this Agreement.

2.       DECLARATIONS

2.1      Distributor hereby warrants and declares to OTI that:

         2.1.1 Distributor is a company, duly registered and validly existing in its jurisdiction of organization.

         2.1.2 There is no hindrance, legal, contractual or otherwise, to Distributor in entering into this Agreement and performing its obligations hereunder and Distributor has the full power and authority to (i) own and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and (ii) execute, deliver and perform this Agreement. This Agreement is the legal, valid and binding obligation of Distributor.

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         2.1.3      In relation to this Agreement, no unlawful payments have
                    been or will be made directly or indirectly to: (i) any official or employee of any government, agency or other instrumentality of any government, (ii) any officer, director, employee or agent of Distributor, (iii) OTI or any of its divisions, subsidiaries or affiliates, or, (iv) any person, firm or corporation at the direction of or by arrangement with OTI or any of its divisions, subsidiaries or affiliates.

2.2      OTI hereby warrants and declares to Distributor that:

         2.2.1 subject to the provisions of Section 3.3 below, it is not aware of any rights of any third party which would or might render the sale of and the service relating to the OTI Products by the Distributor in the Territory unlawful;

         2.2.2 to the best of its knowledge the OTI Products (including the OTI Intellectual Property comprised therein) do not infringe any third party's intellectual property rights in the Territory;

         2.2.3 notwithstanding the provisions of Section 3 below and subject to the provisions of Clause 13.2.2 of the Shareholders Agreement, third parties who entered into an OEM, private labeling or similar agreements with OTI, if any, may have rights to sell within the Territory products based on OTI Intellectual Property; and

         2.2.4 it is the beneficial owner of OTI Intellectual Property which is free from any encumbrances.

3.       APPOINTMENT & EXCLUSIVITY

3.1 Subject to the terms and conditions hereinafter set forth, OTI hereby appoints Distributor as its distributor of the OTI Products in the Territory for the Term of this Agreement and Distributor hereby accepts such appointment.

3.2 Subject to the terms and conditions set forth herein and in Clause 13.2 of the Shareholders Agreement, the appointment of the Distributor hereunder is exclusive and OTI shall not appoint another distributor for the OTI Products in the Territory during the Term of this Agreement.

3.3 OTI hereby assigns to Distributor OTI's current distribution network in the Territory, including the existing dealership and/or distribution arrangements with entities operating within the Territory, as listed in ANNEX E hereto, subject to Distributor being satisfied as to the terms of such arrangements and assignment. It is acknowledged and agreed by the parties that OTI is currently engaged with an exclusive distributor in the Philippines, and that the assignment of such distribution in the Philippines is subject to the consent of OTI's current exclusive distributor in the Philippines. In the event OTI is not entitled to make any assignment of any specific distribution agreement pursuant to the provisions hereof, it shall see to the prompt termination as soon as possible of such agreement. Any costs relating to any termination of an existing distribution agreement shall be borne by OTI. Any costs relating to the assignment of such agreement and employees of such distributor to the Distributor shall be borne in such manner as may be agreed by OTI and Distributor.

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4.       TERM OF AGREEMENT

         Subject to the rights of earlier termination of this Agreement as provided for herein below and unless otherwise agreed between the parties in writing, this Agreement will continue as long as the Shareholders Agreement is in force. (the "TERM OF THIS AGREEMENT").


                          CHAPTER B - ORDERS & DELIVERY

5.       ORDERS

5.1 Subject to the terms and conditions of this Agreement, OTI shall supply OTI Products to Distributor in accordance with Distributor's orders as accepted by OTI. The terms of this Agreement shall apply to all orders notwithstanding any inconsistent terms included therein by Distributor, unless specifically approved in writing by OTI.

5.2 All orders made by Distributor hereunder shall include details regarding the quantity ordered, the exact identity (including full name, business address, telephone and facsimile numbers and name of contact man) of the entity for which such order is made and such other details as OTI shall reasonably request. All orders placed hereunder shall be given priority by OTI as it may reasonably give and be subject to written confirmation of OTI and no order shall be deemed to have been accepted unless so confirmed, provided however that OTI shall not refuse to accept any order without first consulting with the Distributor. OTI shall be entitled to confirm part of an order.

5.3 In order to enable OTI to plan its sales, Distributor shall provide OTI, by not later than thirty (30) days following signature hereof a 12 Month rolling forecast of its estimated orders from OTI under this Agreement (the "FORECAST"). Distributor shall update the Forecast prior to the beginning of each Quarter of the Term of this Agreement, provided however, that any Forecast shall be binding in respect of the first Quarter following its submittal, and Distributor shall not be entitled to change or update the quantities set forth in such Forecast in respect of such Quarter, without OTI's prior written consent. In relation to any certain Quarter, OTI shall not be obliged to supply to Distributor OTI Products in a quantity exceeding the quantities set forth for such OTI Product in the Forecast for such Quarter except for any order which has been accepted by OTI under Section 5.2 above.

5.4 All orders supplied by OTI shall be subject to OTI's general terms of sale attached as ANNEX F hereto.

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5.5      In the event that any new or modified product is introduced by OTI, OTI agrees to supply to Distributor for a period of at least two years at competitive prices such new or modified product which shall be compatible with and in all material respects conform to the specifications of the old OTI Product which may have been replaced or modified by the new or modified product.

6.       DELIVERY

6.1 Supply and delivery of the OTI Products shall be made within 60 days from Distributor's order, if such order was included in the Forecast, and within 90 days from Distributor's order, if not included in the Forecast, and the supply and delivery schedules shall be established at the time of the confirmation by OTI of the relevant order. OTI shall meet the established supply and delivery schedules.

6.2 Supply of the OTI Products and transfer of risk to Distributor will occur upon delivery of the OTI Products, Ex Works of OTI's premises. Title to the OTI Products (subject, for the avoidance of doubt to the provisions of Section 17.1 below) will transfer to Distributor only upon receipt by OTI of full price for the OTI Products supplied and until then OTI will maintain its exclusive ownership of such OTI Products.

                    CHAPTER C - CONSIDERATION, AUDIT & TAXES

7.       CONSIDERATION

7.1 The Ex Works prices of the OTI Products shall be as set forth in the Price List and subject to its respective terms and conditions (if any) as stated therein. OTI and Distributor may from time to time meet, discuss and review the Ex Works prices of the OTI Products. Unless and until any change in the Ex Works prices of the OTI Products is agreed by both OTI and Distributor in writing, they shall remain unchanged provided always that they shall be comparable to the most favourable prices given to other distributors of similar OTI Products on similar terms of purchase in the countries other than the Territory. Similarly, the Ex Works price of any new product to be introduced by OTI and included as the OTI Products shall be such price which is comparable to the most favourable price given to other distributors of similar OTI Products on similar terms of purchase in the countries other than the Territory and once it is agreed by the parties, it shall form part of the Price List.

7.2 Except as otherwise specifically agreed to in writing by the parties, payment in respect of each order shall be made in United States dollars. Terms of payment of each order shall be agreed between the parties on a case by case basis, it being agreed that for material orders there shall be a reasonable down payment with the order, and the remaining amount shall be secured by irrevocable letter of credit in a form acceptable to OTI, confirmed by a bank acceptable to OTI. Payments for partial delivery shall be allowed. Payment in accordance with the terms agreed shall be a condition precedent to fulfillment by OTI of orders received from Distributor.

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8.       REPORTS & AUDITS

         The provisions of this Section 8 shall apply only to sub-distributors of Distributor appointed pursuant to Section 13 below. Distributor shall provide in its agreement with any sub-distributor that the sub-distributor shall during the term of the agreement with the sub-distributor and for a period of two Years thereafter:

8.1 keep full, proper and up-to-date separate books and accounts showing clearly all inquiries, transactions and sales relating to the OTI Products purchased and sold by it and provide OTI, at OTI's request and costs, with a copy of such books and accounts;

8.2 permit OTI, at its own expense and at all reasonable times, to inspect and to have such books and accounts audited by a certified public accountant, nominated by OTI for such purpose.

         The provisions of this Section 8.2 shall survive the termination of the agreement with the sub-distributor.

9.       VAT AND SALE TAXES

         Unless otherwise expressly set out in this Agreement, the prices, fees and other amounts set forth in this Agreement are exclusive of VAT or other sales tax payable by OTI at the country or place or manufacture, and to the extent that under any applicable law outside the country or place of manufacture, VAT or other sales tax shall be payable in respect of such prices, fees or amounts, such VAT or other sales tax shall be paid by the Distributor.

                     CHAPTER D -SUPPORT, TRAINING & WARRANTY

10.      UPDATES, SUPPORT, AND TRAINING

10.1 During the Term of this Agreement, OTI shall provide Distributor free of charge:

         10.1.1 updates of the software included in the OTI Products, as updated by OTI from time to time provided that the provision of such updates following termination of the Warranty Period (as defined below), may be subject to payment as determined by OTI from time to time; and

         10.1.2 technical assistance by way of telephone, facsimile or e-mail.

10.2     Without derogating from the Distributor's undertakings pursuant to
         Section 12.3 below, OTI shall further provide to the Distributor, at the Distributor's request from time to time, and at such prices as set forth in the Price List, or as otherwise agreed between the parties from time to time, the following services:

         10.2.1     on-site support;

         10.2.2     integration of OTI Products to third parties equipment;

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         10.2.3     engineering services in relation with the adaptation of
                    firmware and software included in the OTI Products to specific applications of the Customers; and

         10.2.4 other consulting and added value services, as shall be agreed between the parties.

10.3 OTI shall further supply free of charge up to 15 training days for Distributor's staff, with regard to their role in the distribution, marketing and after sales services of the OTI Products. Such training shall be held in OTI's premises in Israel, or in Distributor's premises in Hong Kong, as shall be agreed by the parties. The Distributor shall bear all costs and expenses relating to the travel and accommodation of OTI's employees for such training.

11.      WARRANTY

11.1 OTI hereby warrants the OTI Products will be in good working order and conform to OTI's official published specifications at the time of their delivery to Distributor against any defects due to bad design, workmanship or faulty materials. This limited warranty is given to Distributor only (as opposed to Customers) and shall not cover any failure of the OTI Products due to: (i) any accident, abuse or misapplication and/or modifications which have been made to the OTI Products by anyone other than OTI or Distributor; (ii) any use in an environment not as prescribed in OTI's official published specifications at the time of their delivery to Distributor; or (iii) any usage in excess of the maximum values (temperature limit, maximum voltage etc.) defined in OTI's official published specifications, or other relevant specifications of OTI at the time of their delivery to Distributor; or (iv) any other default not attributable to OTI. Such warranty shall be valid for 12 Months of the date of delivery of the OTI Products to Distributor (the "WARRANTY PERIOD"). Subject to Sections 2.2 above and 17 below, the warranty and remedies set forth herein are exclusive and except for and to the extent expressly provided herein and in the OTI's general terms of sale attached hereto, OTI makes no other or additional warranty or representation, either expressed or implied, with respect to the use or performance of the OTI Products, including its quality, performance, merchantability or fitness for a particular purpose and that all other warranties given or implied by any applicable law including any warranty given to Customers by Distributor, shall be the sole responsibility of Distributor, without recourse to OTI.

         THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR TERMS EXPRESS OR IMPLIED BY STATUTE OR COMMON LAW.

11.2 OTI may extend the Warranty Period in relation to the OTI Products, for additional periods of 12 Months each, subject to payment to OTI of such amounts as shall be determined by OTI in OTI's Price List (ANNEX B).

11.3 Subject to Sections 2.2 above and 17 below and OTI's general terms of sale attached hereto, the parties hereby expressly agree that the liability of OTI on the use or performance of the OTI Products will be limited to the repair or replacement (including the cost of return) of the OTI Products or, at OTI's choice, return of their price, and that OTI will bear no other liability toward Distributor, Customers, or any third party for any indirect, consequential, incidental, punitive, special or exemplary damages or losses arising out of the use or performance of the OTI Products, even if it has been advised of the possibility thereof.

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          CHAPTER E -MARKETING, SUB DISTRIBUTION, MANUFACTURING RIGHTS

12.      MARKETING AND AFTER SALES SERVICE

12.1 Distributor hereby undertakes to use its best endeavors to promote the sale of the OTI Products throughout the Territory.

12.2 It is hereby agreed and recorded that Distributor acknowledges OTI's policy to provide Customers with good and efficient after sales services, in order to keep Customers satisfied with the OTI Products and enable them to properly and efficiently use the OTI Products as well as to receive all updates and new versions of the OTI Products.

12.3 Distributor shall be solely responsible for providing installation, integration, support and maintenance services to the Customers in respect of the OTI Products, by sufficiently competent and experienced staff, and for satisfying the requirements of the local licensing authorities pertaining to after sales service.

13.      APPOINTMENT OF SUB- DISTRIBUTORS

13.1 Distributor shall be entitled to appoint sub-distributors for the OTI Products in the Territory, provided however that each sub-distributor shall have signed and delivered to OTI an undertaking towards OTI in the form attached as ANNEX G hereto prior to any engagement in the distribution of OTI Products. Such undertaking shall contain:

         13.1.1 a confidentiality undertaking by the sub-distributor in the form included in ANNEX G;

         13.1.2 the sub-distributor's agreement to the provisions of Sections 8 and 11 above and Sections 13.2, 15.2, 16, 17, 19 and 22 below, to act in accordance therewith, and that such provisions may be enforced against it directly by OTI;

         13.1.3 the sub-distributor's agreement that termination of this Agreement, for any reason, shall cause the immediate termination of any agreement between the Distributor and the sub-distributor in respect of the OTI Products;

         13.1.4 the sub-distributor's agreement that, in any event, OTI shall not be deemed to have any direct contractual relationship with such sub-distributor, and such sub-distributor shall not have any claim or demand or any other right towards OTI in any matter whatsoever.

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13.2     The Distributor agrees that OTI shall be entitled to request
         Distributor to terminate, the engagement of any sub-distributor of the OTI Products, by Distributor sending a 60 days prior written notice to such effect to the sub-distributor.

13.3 The Distributor shall not be liable per se to OTI for wrongful acts of any sub-distributor.

14.      MANUFACTURING RIGHTS

14.1 Following January 1, 2001, Distributor shall have the right, by sending a written notice to OTI to that effect (the "MANUFACTURING RIGHTS NOTICE"), to manufacture (or subcontract for manufacture) smart cards (for example, the plastic of the multi-card and antennae, if required) ("SMART CARDS") utilising any or all of OTI Intellectual Property, to the extent it relates to such manufacture, for sale of the Smart Cards within the Territory (the "MANUFACTURING Rights"). The Manufacturing Rights shall be subject to the use and embeddment in the Smart Cards of any one or more of OTI's modules supplied by OTI (such as those set out in ANNEX A as the Smart Card Modules). The Manufacturing Rights shall be exclusive to Distributor in the Territory and shall continue during the Term of this Agreement but shall not in any way limit OTI's right to manufacture OTI Products in the Territory which are sold in or imported into areas outside the Territory. For avoidance of doubt, Distributor shall not be entitled at any time to receive Manufacturing Rights of the OTI modules included in the Smart Cards.

14.2 Within thirty (30) days following receipt by OTI of the Manufacturing Rights Notice, OTI will deliver to Distributor such information, which is necessary for Distributor to manufacture the Smart Cards. Subject to the Manufacturing Rights granted to Distributor herein, all right, title and interest in all OTI Intellectual Property in the Smart Cards, including without limitation, the OTI modules embedded in the Smart Cards, shall at all times remain the property of OTI.

14.3 For the purpose of manufacturing the Smart Cards, Distributor shall purchase from OTI, and not from any other third party, modules to be included in the Smart Cards, for the prices of such modules set forth in the Price List.

14.4 In the event that Manufacturing Rights shall be granted hereunder, OTI shall have the right to order at any time from Distributor, or, in the event that Distributor elects to exercise the Manufacturing Rights by a sub-contractor, to order directly from such sub-contractor, Smart Cards for sale by OTI or by its other distributors, while abiding Distributor's exclusive distribution rights in this Agreement, at prices which shall not be higher than the most favorable prices granted by Distributor (or such sub-contractor of the Distributor) to Customers for similar volume of Smart Cards at the time. Distributor shall abide by such OTI orders, subject to reasonable payment terms and delivery schedule to be agreed.

14.5 For grant of the Manufacturing Rights hereunder OTI shall be entitled to such reasonable royalties at such rates not exceeding market rates for similar Smart Cards and as shall be agreed between the parties at the time of grant of the Manufacturing Rights.

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       CHAPTER F- NON COMPETITION & ADDITIONAL UNDERTAKINGS OF DISTRIBUTOR

15.      NON COMPETITION

         Distributor undertakes as follows:

15.1 during the Term of this Agreement and for a period of one (1) year after its termination for any reason whatsoever it shall not, without OTI's prior written approval, sell, promote the sale, distribute, manufacture or develop, or represent or agree to represent in the Territory any third party in respect of any products competing with or similar to the OTI Products, or technologies competing with or similar to OTI Intellectual Property save and except pursuant to this Agreement and the Shareholders Agreement;

15.2     during the Term of this Agreement and subject to the provisions of
         Section 14 above, not to obtain or otherwise purchase OTI Products for resale from any person, firm or company, other than OTI; and not to market or sell OTI Products not directly purchased from OTI.

15.3 During the Term of this Agreement, it will not seek customers, establish any branch or maintain any distribution depot for the OTI Products in any country which is outside the Territory or perform a sale of OTI Products in the Territory knowing that the products shall be sold out of the Territory without obtaining OTI's prior written consent.

16.      ADDITIONAL UNDERTAKINGS OF DISTRIBUTOR

16.1 Distributor hereby undertakes, at its sole cost and expense and during the Term of this Agreement:

         16.1.1 to comply with all legal requirements from time to time relating to the importation, distribution and sale of the OTI Products in the Territory and shall, without limitation, obtain from the relevant local authorities in the Territory any and all licenses, permits and/or approvals, necessary or required, in order to import, distribute and service the OTI Products, maintain and renew such licenses, permits and/or approvals in full force and effect and otherwise fulfill its undertakings in accordance with the provisions of this Agreement;

         16.1.2 to provide OTI within 30 days from signature hereof the Distributor's price list of OTI Products to Customers, and to provide to OTI any amended price list at least 30 days prior to effective date of such amendment;

         16.1.3 to provide OTI, on a regular basis, with Customers' "feedback" on the OTI Products and their use and from time to time consult with OTI's representatives for the purpose of assessing the conditions of the market for the OTI Products in the Territory;

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         16.1.4     to refrain from any act or omission which might be
                    detrimental to OTI's name and reputation, and to provide the Customers with fair and efficient service relating to the marketing, sale and after sales service of the OTI Products.

16.2 During the Term of this Agreement, Distributor shall not, without obtaining OTI's prior written consent:

         16.2.1 incur any liability whatsoever on behalf of OTI, or in any way bind or purport to bind OTI;

         16.2.2 solicit any customer which is outside the Territory and shall promptly refer to OTI all inquiries concerning the OTI Products received by it from such customers.


             CHAPTER G - OTI INTELLECTUAL PROPERTY & CONFIDENTIALITY

17.      OTI INTELLECTUAL PROPERTY

17.1 Distributor recognizes and acknowledges that all of OTI Intellectual Property, including without limitation, all updates and new versions, improvements and development, belong solely to OTI which is and shall remain its sole owner, and it is hereby expressly agreed that nothing in this Agreement shall constitute or be considered as constituting a transfer or license of OTI Intellectual Property or any part thereof by OTI to Distributor. The provisions of this Section shall survive the termination of this Agreement. For avoidance of doubt it is clarified that the sale of OTI Products constitutes a worldwide royalty-free and perpetual license to use the OTI Intellectual Property comprised in such OTI Products for only such purpose for which such OTI Products were purchased by Distributor and/or Customers.

         Distributor shall not challenge OTI's Intellectual Property rights in any way, including without limitation, by filing to any court, patent or other authority, a claim, opposition or request for cancellation against such rights.

17.2 Distributor shall sell the OTI Products under such trade names and using such trade marks as shall be agreed between the parties from time to time; it being agreed that the Trade Marks shall appear on the OTI Products, in the manner as shall be agreed between the parties, from time to time. Distributor shall adhere to all reasonable instructions given to it by OTI regarding the use of any of the Trade Marks in such manner so as to afford reasonable protection of the Trade Marks and associated goodwill to OTI.

17.3 Distributor shall forthwith notify OTI in writing of any infringement or threatened infringement, unauthorized use, manufacture or sale, enjoyment, duplication or replication of the OTI Products and/or OTI Intellectual Property in the Territory of which it shall become aware at any time during the Term of this Agreement. In such event OTI shall be entitled to take any and all legal action it deems appropriate in order to protect its rights, and the Distributor shall provide OTI, at OTI's cost and expense, with all reasonable assistance required by OTI for such purpose.

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17.4     If any of the events under Section 17.3 above occurs and OTI does not take any legal action promptly upon notification by Distributor thereunder, Distributor may notify OTI that it wishes to take legal action on its part and to join OTI with Distributor in taking steps to end such infringement or act including legal proceedings in the parties' joint names. The parties may agree, in writing, as to the steps and proceedings to be taken and the proportions in which they shall share the costs thereof. Failing such agreement, each party shall be free to act independently provided it shall notify the other party, from time to time of the steps to be taken by it. Irrespective of the failure to reach such agreement each party shall give the other party, at the other party's request and costs, all reasonable assistance required by such other party in respect of the legal steps taken by it. In the event of joint proceedings being taken and damages being awarded in favour of OTI and Distributor, the costs of the proceedings so far as not recoverable in the proceedings shall be shared by the parties in the same proportion as they are awarded damages.

17.5 Where the parties differ in their view as to the advisability of instituting legal proceedings either party may call for a joint case to be put to legal counsel well versed in the laws of the country by which any legal proceedings will be determined and also legal counsel well versed in the laws of the country in which the infringement is alleged and they shall cooperate to provide counsel promptly with all relevant ascertainable facts and, where appropriate, a technical expert's opinion on the matter. In such event the parties agree to act according to the advice of such legal counsel.


18.      CONFIDENTIALITY

18.1 Each party hereby undertakes towards the other party to hold as fully confidential and not to disclose to others, and not to use, directly or indirectly, any and all Confidential Information of such other party, including without limitation, trade secrets, strategic plans and price calculations. For the purposes hereof "Confidential Information" shall include but not be limited to all information marked by a party as such but shall exclude all information which was already or became public knowledge through no fault of the using party.

18.2 Not later than the date of signature hereof, the parties shall have signed and executed the confidentiality agreement in a form attached as ANNEX H hereto, which signature and execution is a condition precedent to the coming into force of this Agreement.

18.3 Distributor shall require each of its employees and/or agents employed in providing services in relation to the OTI Products to execute an undertaking of confidentiality, in a form approved by OTI, and incorporating, inter alia, the provisions of this Section 18 and of
         Section 17.1 above.

                      CHAPTER H - INSURANCE & FORCE MAJEURE

19.      INSURANCE

19.1 Distributor shall maintain at its own expense, and shall provide OTI, at OTI's request, with insurance certificates showing, coverage for general liability and for product liability, having reasonable terms commonly acceptable in similar cases, insuring against claims arising out of or related to this Agreement and Distributor's activities pursuant to fulfilling its undertakings in accordance with the terms of this Agreement. Each policy shall be maintained with an insurance carrier acceptable to OTI and shall provide that it may not be cancelled or modified without at least thirty (30) days prior written notice from the insurance carrier to both parties at their respective addresses.

19.2 Each party agrees to promptly notify the other of any and all product liability claims within the Territory relating to the OTI Products coming to its attention.

20.      FORCE MAJEURE

         Neither party shall be responsible or liable for any delay or failure in performance under this Agreement arising as a result of any occurrence or contingency beyond its reasonable control, including but not limited to, accident, act of God, acts of the public enemy, earthquake, fire, flood, explosion, labor disputes, strikes, riots, civil commotion, war (declared or not), requirements or acts of any government or agency thereof, and failure or delays in transportation. The delayed party shall send written notice of the delay and the reason therefor to the other party as soon as possible after the party delayed knew of the cause of delay in question. If, however, a circumstance of Force Majeure continues over an uninterrupted period of more than three Months, then the party against which Force Majeure has been invoked has the right, if no other agreement is reached before the end of such three Month period, to forthwith terminate this Agreement by delivering to the other party a written notice to that effect.

                       CHAPTER I- TERMINATION AND REMEDIES

21.      TERMINATION AND REMEDIES

21.1 Without prejudice to any remedy or right of either party under this Agreement or by law, either party shall have the right to forthwith terminate this Agreement by serving the other party with a written notice to that effect if:

         21.1.1 the other party commits a breach of its obligations under this Agreement and, in the event such breach is other than the violation of or non-compliance by a party of the provisions of Section 23, fails to remedy such breach within 30 days after receipt of a written notice from the non-defaulting party describing such failure, in whole or in part, will entitle the other party to forthwith terminate this Agreement save and except where Distributor fails to pay any price for OTI Products which has become due in accordance with this Agreement, OTI may forthwith terminate this Agreement upon giving Distributor not less than 7 days' prior written notice; or

         21.1.2 the other party is placed into liquidation, insolvency or other similar proceedings or a liquidator or receiver is appointed with respect to the other party or a substantial part of its assets or the other party makes any voluntary arrangement with its creditors.

21.2 Upon termination of this Agreement for any reason and without prejudice to any remedy or right of either party accrued prior to such termination under this Agreement or by law, the following provisions shall apply:

         21.2.1 the Distributor shall cease to market and sell the OTI Products and shall return to OTI all Documentation relating to the OTI Products then in possession of the Distributor;

         21.2.2 the Distributor shall, at OTI's request (if made within one month), resell to OTI or to its order all inventory of OTI Products (or any part thereof requested by OTI) then in possession of the Distributor for the price at which they were purchased from OTI in terms hereof and any OTI Products then in possession of the Distributor not resold to OTI pursuant to this Section may be sold by Distributor to any third party in the Territory at any time; and

         21.2.3     if OTI shall be the terminating party pursuant to this
                    Section 21, all Manufacturing Rights shall expire at the date of such termination, and if Distributor shall be the terminating party pursuant to this Section 21, all Manufacturing Rights shall expire at the termination of a six month period commencing upon such termination of this Agreement or such shorter period as may from time to time be notified by Distributor to OTI, all without prejudice to OTI's right to receive royalties in respect of the Smart Cards manufactured under the Manufacturing Rights,

         Provided that notwithstanding any such termination of this Agreement and/or expiration of the Manufacturing Rights,

                    (i) Distributor shall be entitled to retain any inventory of OTI Products and Documentation and/or order and purchase any additional OTI Products from OTI and/or manufacture Smart Cards in order to meet any outstanding commitments, obligations or arrangements to or with Customers or relating to any projects; and

                    (ii) in relation to such outstanding commitments, obligations or arrangements, the parties shall also to the extent permissible attempt to negotiate in good faith with the Customers a novation thereof on terms mutually satisfactory to the parties and the Customers whereby OTI may assume the obligation to supply OTI Products to and/or manufacture Smart Cards direct for Customers and Distributor be fully discharged from such supply to or manufacture for Customers.

21.4 Any amount owed by one party to the other which is not timely paid shall bear default interest at the rate of LIBOR plus 3% (for 6 Month loans) for the period of default.

                            CHAPTER J- MISCELLANEOUS

22.      NO AGENCY

22.1 OTI and Distributor are acting hereunder as independent contractors and it is hereby expressly declared and agreed that this Agreement in no way establishes any principal - agent, employer - employee, or partnership relationship between the parties.

22.2 Nothing in this Agreement shall be construed as granting either party the right, power or authority to act for or on behalf of the other party, to create any undertakings on behalf of the other party, or to bind or commit the other party in respect to any such undertakings, except as set forth herein or as otherwise agreed to in writing between the parties prior to such act.

23.      ASSIGNMENTS

23.1 In Section 23.2 below, a person shall be deemed to have "EFFECTIVE CONTROL" of the Distributor if he exercises, or is able to exercise or is entitled to acquire, control, whether direct or indirect, over the Distributor's affairs, and in particular, but without prejudice to the generality of the above, if he possesses, or is entitled to acquire, or control the voting of at least 50% of the outstanding share capital or voting power in the Distributor. Where two or more persons together satisfy such condition, they shall be taken to have together Effective Control of the Distributor.

23.2 The appointment of the Distributor under this Agreement is personal, and except as provided under this Agreement, the Distributor may not assign or otherwise transfer or pledge its rights and undertakings under this Agreement without the prior written consent of OTI; any assignment for which consent was not obtained will not be considered valid. A transfer in Effective Control of the Distributor shall be deemed an assignment of rights and undertakings under this Section.

23.3 OTI may assign its rights under this Agreement, by serving a written notice to the Distributor.

24.      LAW AND JURISDICTION

24.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of England. Each party hereto irrevocably agrees that the courts of Hong Kong shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement and for such purposes irrevocably submits to the non-exclusive jurisdiction of such courts.

24.2 Nothing contained in this Section 24 shall limit the right of any party hereto to take legal or other proceedings against any other party in any court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether currently or not to the extent permitted by the law of such other jurisdiction.

24.3 OTI hereby appoints FIRMLEY COMPANY LIMITED of21st Floor, Edinburgh Tower , The Landmark, Central, Hong Kong (Attention: MR. JOHN WONG) and Distributor hereby appoints CHEUNG KONG CAPITAL LIMITED of12th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong (Attention: MR. KAM HING LAM) respectively as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason any agent named above (or its respective successor) no longer serves as agent of its principal for this purpose the relevant party shall promptly appoint a successor agent and notify the other parties hereto thereof. Each party agrees that any such legal process shall be sufficiently served on it if delivered to its agent for service at its address for the time being in Hong Kong whether or not such agent gives notice thereof to its principal.

25.      WHOLE UNDERSTANDING AND AMENDMENTS

25.1 This Agreement and the Annexes hereto constitute the entire understanding of the parties and supersede all oral or written representations or agreements, privileges or understandings between the parties.

25.2 This Agreement may only be modified by an agreement in writing duly signed by both parties hereto, or their respective successors or assignees.

26.      SEVERABILITY

         If any condition, term or covenant of this Agreement shall at any time be held to be void, invalid or unenforceable such condition, covenant or term shall be construed as severable and such holding shall attach only to such condition, covenant or term and shall not in any way affect or render void, invalid or unenforceable any other condition, covenant or term of this Agreement, and this Agreement shall be carried out as if such void, invalid or unenforceable term were not embodied herein.

27.      WAIVER

         The failure at any time of either party to enforce any of the terms or conditions or any right or to exercise any option of this Agreement, will in no way be construed to be a waiver of such terms, conditions, rights or options, or in any way to affect the validity of this Agreement.

28.      NOTICES

         Any notice authorized or required to be given in accordance with the terms of this Agreement, may be given by facsimile, (with receipt of proper transmission) or by registered or certified mail. Such notice shall be deemed properly given two business days after having been sent by facsimile and ten days after being posted by registered or certified mail to the address of the parties listed below:

         If to OTI:             Z.H.R. I.Z., Rosh Pina 12000, Israel
                                fax:    00-972-6-6938887
                                Attention: Mr. Ronnie Gilboa

         If to Distributor:     c/o Cheung Kong Infrastructure Holdings Limited,
                                12/F, Cheung Kong Center,
                                2 Queen's Road Central,
                                Hong Kong
                                fax: (852) 2524 8829
                                Attention: Mr. Kam Hing Lam

IN WITNESS WHEREOF, THE PARTIES HAVE SET THEIR SIGNATURES AS OF THE DAY FIRST ABOVE WRITTEN AND HAVE HEREBY CAUSE THIS AGREEMENT TO BE EXECUTED.



      -------------------------             ---------------------------------
      On Track Innovations Ltd.                    Sailor Group Limited
                                           (to be renamed OTI Asia Pacific Ltd.)

                                 LIST OF ANNEXES

A                            OTI Products
B                            Price List
C                            Territory
D                            Trade Marks and Trade Names
E                            Current Distribution Network
F                            General Terms of Sale
G                            Sub-distributor's undertaking
H                            Mutual Confidentiality Agreement

                                               AGREEMENT BETWEEN OTI AND OTIP
                                                    DATED FEBRUARY 2000

                                     ANNEX A

                                  OTI PRODUCTS

This Annex is based on the products that are available in January 2000 . The Annex will be updated once every 6 month commencing 1 January 2000.

SMART CARD MODULES:

------------------------------------ ----------------------------------
Type                                 Memory Capacity
------------------------------------ ----------------------------------
Contactless Only                     1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Contact & Contactless                1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Antenna Module                       1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Multi Antenna Module                 1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Wrist Watch Module                   1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------

SMART CARDS:

------------------------------------ ----------------------------------
Contactless Only                     1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
MultiCard                            1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Combination Module Card              1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Uni Card                             1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Power Card                           1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------
                                     8K
------------------------------------ ----------------------------------

------------------------------------ ----------------------------------
Wrist Watch                          1K
------------------------------------ ----------------------------------
                                     4K
------------------------------------ ----------------------------------

READERS & ACCESSORIES:
[ ]      SCI 5 OEM Board
[ ]      Int5
[ ]      Host Reader
[ ]      Multi reader
[ ]      SAM for Reader

SOLUTIONS:
[ ]      Gasoline Management Solution
[ ]      Medical Application Solution
[ ]      E-purse for closed campus

                                               AGREEMENT BETWEEN OTI AND OTIP
                                                     DATED FEBRUARY 2000

                                     ANNEX B

                                   PRICE LIST


---------------------------------------------------------- --------------------------------------------------------
                         PRODUCT                                          PRICE IN US$ (EX FACTORY)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

---------------------------------------------------------- --------------------------------------------------------

SPECIFIC TERMS

Prices of OTI Products shall be comparable to the most favorable prices given to other distributors of similar OTI Products on similar terms of purchase in countries other than the Territory ("MFC TERMS").

                        PRICE OF SERVICES (SECTION 10.2)

To be determined by agreement of the parties on a case by case basis on MFC
Terms

                     ADDITIONAL WARRANTY CHARGE (SECTION 11)

To be determined by agreement of the parties on a case by case basis but in no event more than 12% of price to customer. Additional warranty shall relate only to Reading Devices

                                               AGREEMENT BETWEEN OTI AND OTIP
                                                    DATED FEBRUARY 2000

                                     ANNEX C

                                    TERRITORY

1.       China

2.       Hong Kong

3.       Taiwan

4.       Singapore

5.       Australia

6.       South Korea

7.       Japan

8.       The Philippines

9.       Malaysia

10.      Indonesia

11.      Thailand

12.      India

13.      Vietnam

14.      New Zealand

                                                AGREEMENT BETWEEN OTI AND OTIP
                                                     DATED FEBRUARY 2000

                                     ANNEX D

                                  TRADE MARKS

TRADEMARKS Trademark applications have been filed in Israel for the name "OTI" "Easy Park(TM)" and the mark "EYECON(TM)" as well as "OTI Insight". The Company is filing priority applications for use of these trademarks in the United States and Europe.



                                          Table I:OTITM

--------------------------------------------------------------------------------------------------------
                                APPLICATION             Registered
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
        USA                                                                                Registered
--------------------------------------------------------------------------------------------------------

                                     Table II: Easy ParkTM

--------------------------------------------------------------------------------------------------------
                                APPLICATION             Registered
COUNTRY             NUMBER              DATE            NUMBER              DATE           STATUS
--------------------------------------------------------------------------------------------------------
Canada              72844-84                            854249              12/8/99        Granted
--------------------------------------------------------------------------------------------------------

                                                AGREEMENT BETWEEN OTI AND OTIP
                                                     DATED FEBRUARY 2000

                                     ANNEX E

       CURRENT OTI'S DISTRIBUTION AND DEALERSHIP NETWORK IN THE TERRITORY

----------------------------------------------------- ---------------------------------------------------
                     Country                                            DISTRIBUTOR
----------------------------------------------------- ---------------------------------------------------
China                                                 OTI China Ltd.
----------------------------------------------------- ---------------------------------------------------
Hong Kong                                             City Smart Ltd.
----------------------------------------------------- ---------------------------------------------------
Philippines                                           E.L. Enterprises
----------------------------------------------------- ---------------------------------------------------
South Korea                                           Focus Ltd.
----------------------------------------------------- ---------------------------------------------------
India                                                 Pace Automation
----------------------------------------------------- ---------------------------------------------------
Indonesia                                             PT. Triomega
----------------------------------------------------- ---------------------------------------------------
Taiwan                                                Innovision Ltd.
----------------------------------------------------- ---------------------------------------------------

                                               AGREEMENT BETWEEN OTI AND OTIP
                                                    DATED FEBRUARY 2000

                                     ANNEX F

                    GENERAL TERMS & CONDITIONS OF SALE OF OTI

1.       ORDERS, PRODUCTS AND SOFTWARE*

         Unless otherwise stated in a written agreement signed by On Track Innovations Ltd. (hereafter called "VENDOR"), the terms and conditions herein shall apply to sales made by the Vendor. Notwithstanding anything to the contrary stated in Buyer's conditions of purchase, Buyer agrees that Vendor's acceptance in writing or by electronic mail or by EDI (when either system has been agreed by Vendor for the purposes hereof) of Buyer's order constitutes Buyer's acceptance of the conditions set out herein. Where Software is supplied by Vendor to Buyer, whether or not in combination with products, Buyer acknowledges that use of that Software is governed by Vendor or third party software license terms and conditions applicable to that software. All the conditions herein included shall also apply to the supply of Software so long as they are not inconsistent with the applicable third party software license terms and conditions.

2.       PRICE AND PACKAGING

         The price is Ex-Works, excluding any applicable tax, customs duty and/or levy imposed by any public authority in the Territory, for which Buyer shall be liable directly and additionally be liable to pay to Vendor if Vendor has made payment. The cost of non standard packaging is not included. Reasonable instructions of the Buyer concerning non standard packaging, weight and customs shall be abided by Vendor provided that Buyer has given precise instructions with reasonable prior notice. The corresponding additional costs shall be charged to Buyer.

3.       DELIVERIES

3.1 In the event of any default by Buyer, Vendor may decline to make further shipments or may elect to continue to make shipments notwithstanding such default.

3.2 Orders accepted by the Vendor are firm and non cancellable by the Buyer except (1) upon Vendor's default which shall not have been corrected within 7 days from Buyer's notice to such effect and shall be subject to appropriate indemnification by Vendor for costs and loss of profit incurred by Buyer or (2) upon Vendor's written agreement, which shall only be considered on a case by case basis and shall be subject to appropriate indemnification by Buyer for costs and loss of profit incurred by Vendor.

3.3 Any claim regarding non-conformity of product with specifications will be accepted by Vendor only if each of the following three conditions have been met:

         3.3.1 The Buyer's claim must be submitted in writing to Vendor within nine months after the delivery date. After such nine-month period has expired, all products shall be deemed accepted. After submitting the claims to Vendor, Buyer shall return the whole batch of non-accepted products. Each allegedly non-conforming batch of products must be accompanied by a written statement of the Buyer containing the precise reason for rejection and the corresponding test report and proof of purchase,

         3.3.2 The return must be made at the Buyer's cost which shall be reimbursed by the Vendor if the Buyer's claim is justified; and

         3.3.3    Products must not have been modified by the Buyer.

4.       PRODUCTS SPECIFICATIONS

         Specifications for products shall be Vendor's specifications as existing in the official published data sheet at the time of the order acknowledgment, except if particular specifications are given by Buyer and accepted by Vendor.

         Except as otherwise specifically agreed in writing by Vendor, Vendor reserves the right to change at any time the specifications of any product manufactured by Vendor (including all statements and data appearing in Vendor's catalogues, data sheets and advertisements) with 30 days' prior written notice to Buyer which shall then be applicable to products thereafter purchased from Vendor.

5.       RESERVATION OF TITLE

         TITLE IN THE PRODUCTS SHALL REMAIN WITH VENDOR UNTIL IT HAS RECEIVED FULL PAYMENT FOR SUCH PRODUCTS NOTWITHSTANDING DELIVERY TO BUYER. Upon Buyer's failure to make payment by the due date, Vendor may take back possession of the products delivered and to that end, Buyer hereby grants Vendor or anyone designated by him access to the premises where the products are stored.

6.       WARRANTY

         Vendor's products are not designed nor are they authorized for use in life supporting devices or systems. Vendor expressly disclaims any responsibility for such usage which shall be made at Buyer's sole risk, even if Vendor has been informed in writing of such usage.

7.       INTELLECTUAL PROPERTY RIGHTS

         In the event that a third party makes a claim alleging that products delivered to Buyer infringe such third party's intellectual property rights, Vendor undertakes at its option and charge to defend the claim or seek a compromise; if an unfavorable and final judgment is rendered against Vendor, it shall at its option take out a license from the above mentioned third party or shall modify the products in such a way as to avoid infringement. If such a solution shall be impracticable for economic and/or technical reasons, Vendor shall accept the return of the products supplied and shall indemnify and keep indemnified Buyer and any customer of Buyer from all reasonable loss, liability, damage and claim made by any third party, and cost and expense in connection with any such claim. The preceding indemnification shall only be due by the Vendor provided that Buyer (1) promptly notifies Vendor in writing of the claim of infringement and (2) allows Vendor to control and cooperates with Vendor in the defense and any related settlement action. Furthermore, such indemnification of Vendor does not apply to any claims of infringement involving products made, provided or modified by Vendor in compliance with the requirements or specifications of Buyer, from the combination or use of products supplied with any other products or from any modification to the programming of products made other than by Vendor for which Buyer agrees to indemnify Vendor against all damages and costs resulting from any such claims of infringement made against Vendor. The above provisions constitute the entire undertaking of Vendor towards Buyer in the event of any intellectual property right claim of a third party with regard to products supplied by Vendor.

8.       GENERAL

8.1 EXPORT CONTROL LAWS. Buyer undertakes to comply with all applicable laws, regulations, decrees and ordinances, related to the Buyer's use, sale or transfer of the products supplied thereunder.

8.2 SOFTWARE. (1) Title to Software (as referred to in Clause 1) including without limitation copyright, is owned by Vendor or third party licensors and no title is transferred to Buyer. (2) Buyer shall not copy, modify, translate, disassemble or decompile the Software. Buyer or its customer shall have the right to use the Software in connection with any product supplied by Vendor and not otherwise. The right to use the Software may only be transferred when the product to which it relates is transferred.

8.3 NO LICENSES. No license under any intellectual property right of Vendor is granted herein except the right to use or resell any product sold by Vendor to Buyer for the purposes for which it was sold.

                                               AGREEMENT BETWEEN OTI AND OTIP
                                                     DATED FEBRUARY 2000

                                     ANNEX G

                         SUB -DISTRIBUTOR'S UNDERTAKING

  On Track Innovations Ltd.
  Z.H.R. I.Z., Rosh Pina 12000
  ISRAEL

  Gentlemen,

  I, the undersigned, wishing to be appointed as sub-distributor of OTI Asia Pacific Ltd. (the "Distributor") of certain OTI Products (the "OTI PRODUCTS") of On Track Innovations Ltd. ("OTI"), do hereby undertake towards OTI as follows:

1. I shall hold as fully confidential and not to disclose to other or others, and not to use, directly or indirectly, all Confidential Information of OTI, including without limitation, technical information, technology and trade secrets, strategic plans and price calculations. For the purposes hereof "Confidential Information" shall include all information marked by OTI as such but shall exclude all information which was already or became public knowledge through no fault of mine.

2. I shall require each of my employees and/or agents employed in providing services in relation to the OTI Products to execute the undertaking of confidentiality set forth in Section 1 above.

3. I am aware of the provisions of Sections 8, 11, 13, 15.2, 16, 17, 19, 22 and 23 of the agreement between OTI and the Distributor (the "DISTRIBUTION AGREEMENT"), which were provided to me by the Distributor. I shall act as if I were the Distributor in accordance therewith mutatis mutandis, and such provisions may be referred against me directly by OTI.

4. I am aware and agree that termination of the Distribution Agreement, for any reason, shall cause the immediate termination of any agreement between me and the Distributor in respect of the OTI Products.

5. I agree that, subject to the provisions of Section 3 above, in any event OTI shall not be deemed to have any direct contractual relationship with me, and I shall not have any claim or demand or any other right towards OTI in any matter whatsoever.

6. I am aware and agree that OTI shall be entitled to terminate forthwith my engagement in the distribution of the OTI Products, by sending a 60 days' prior written notice to such effect to me.

                                Sincerely yours,

                                    Signature:       ________________
                                    Name:            ________________
                                    Address:         ________________
                                    Fax No.:         ________________
                                    Tel. No.:        ________________
                                    Distributor:     ________________

                                           AGREEMENT BETWEEN OTI AND OTIP DATED
                                                      FEBRUARY 2000

                                     ANNEX H

                        MUTUAL CONFIDENTIALITY AGREEMENT

             Made and signed as of the ______ day of February, 2000

                                     BETWEEN

ON TRACK INNOVATIONS LTD., of Z.H.R. - Industrial Zone, Rosh-Pina 12000 Israel ("OTI")

                                       AND

    CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED of 12/F, Cheung Kong Center,
                    2 Queen's Road Central, Hong Kong ("CKI")

                                       AND

 SAILOR GROUP LIMITED (to be renamed as OTI ASIA PACIFIC LTD.), of P.O. Box 957,
                   Offshore Incorporations Centre, Road Town,
                    Tortola, British Virgin Islands ("OTIP")

WHEREAS OTI has developed and is the sole owner of certain proprietary technology relating in particular to contact/contactless and contactless smart cards and readers of which it is the sole owner ("OTI'S TECHNOLOGY") as described in paragraph (c) in the definition of "OTI INTELLECTUAL PROPERTY" in Clause 1.1 of the Shareholders Agreement relating to OTip dated the date hereof (the "SHAREHOLDERS AGREEMENT"); and -

WHEREAS CKI is the sole owner of certain trade secrets relating to its business ("CKI'S TRADE SECRETS") as described in the definition of "CK GROUP PROPRIETARY INFORMATION AND RIGHTS" in Clause 1.1 of the Shareholders Agreement; and -

WHEREAS CKI and OTI have established OTip and are its existing shareholders, and OTip has entered into a distribution agreement with OTI dated the date hereof, (the "DISTRIBUTION AGREEMENT") pursuant to which it shall act as a distributor of OTI in the Asia Pacific region; and -

WHEREAS CKI and OTI, as shareholders of OTip shall be exposed to confidential information of OTip, and OTip, as a distributor of OTI, shall be exposed to confidential information of OTI;

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
NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.       In this Agreement:

1.1 The term "DISCLOSER" means a party to this Agreement disclosing Confidential Information to any of the other parties.

1.2 The term "RECIPIENT" means any party to this Agreement receiving Confidential Information from any of the other parties.

1.3 The term "CONFIDENTIAL INFORMATION" means any and all information relating to the Discloser's proprietary technology or business made available by the Discloser to the Recipient including, without limitation, information, data, know-how, formulae, tests, drawings, specifications, applications, designs and trade secrets, information and data relating to the Discloser's products, design methodology, engineering and manufacturing processes and related equipment, suppliers, sales, customers, business operations and plans, financial situation, members, employees and investors and any notes, memoranda, summaries, analyses, compilations or any other writings relating thereto prepared by the Discloser or the Recipient or on such party's behalf, provided that such information is in writing or other tangible form and is clearly marked as "proprietary" or "confidential" when disclosed to the Recipient; or if such information is not in tangible form, that (i) such information is identified as "proprietary" or "confidential" when disclosed and summarized in a written document which is marked "proprietary" or "confidential" and is delivered to the Recipient within 30 (thirty) days after date of disclosure; or (ii) is deemed "proprietary" or "confidential" if such information is known or reasonably should be known by the Recipient to be "confidential" or "proprietary". Without derogating from the generality of the above, all information, data and know-how relating to OTI's Technology shall be deemed Confidential Information of OTI, and all information, data and know-how relating to CKI's Trade Secrets shall be deemed Confidential Information of CKI.

2.       Recipient undertakes to maintain as secret and fully confidential:

2.1 all the Discloser's Confidential Information obtained by the Recipient pursuant to this Agreement and prior to and in contemplation of it, and not to disclose, divulge or use same, directly or indirectly, save exclusively for the purposes for which it was disclosed to the Recipient.

2.2 OTI's and CKI's shareholding in OTip and the existence of this Agreement or of any other agreement between the parties, or any details relating to the Discloser, its business or its Confidential Information, or the fact that negotiations or discussions between the parties have taken or are taking place, or the terms and conditions on which any possible arrangements or agreements between the parties may take or might have taken place, unless otherwise agreed in writing between the parties.

3. The restrictions of use and disclosure set forth in this Agreement shall not apply to any Confidential Information which, based on proof by the Recipient,

3.1      the Discloser has approved for disclosure in advance and in writing;

3.2 was already known to the Recipient at the time such information was received from the Discloser;

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
3.3 was already or became available to the general public, through no breach of any confidentiality undertaking towards the Discloser;

3.4 was at any time lawfully obtained by the Recipient from any other person, firm or company having no obligation not to disclose it.

3.5 is required to be disclosed by the Recipient by applicable law, regulation or court order, or pursuant to any rules imposed by or agreements entered into with any relevant stock exchange or the securities commission; provided that the Recipient shall first give prior prompt written notice to the Discloser of the requirement for such disclosure and co-operate through all reasonable and legal means, at the Discloser's expense, in any attempts by the Discloser to protect or otherwise restrict disclosure of such Confidential Information.

4. In order to secure the confidentiality of the Confidential Information the Recipient shall:

4.1 procure that its respective subsidiaries, holding company and affiliated companies and their directors, employees, agents and consultants shall maintain secret and confidential the Confidential Information of the Discloser;

4.2 safeguard the Confidential Information of the Discloser with at least the same degree of care as it uses for its own Confidential Information, and without derogating from the generality of the above, shall keep the Confidential Information in a safe and separate place;

4.3 limit access to the Confidential Information only to those of the Recipient's directors, employees, agents and consultants to whom disclosure is necessary for the purposes hereof provided that all such directors, employees, agents and consultants which may have access to the Confidential Information are under a confidentiality undertaking towards the Recipient to maintain the Confidential Information as fully confidential and not to disclose, divulge or use same, directly or indirectly, but for the purposes of carrying out their duties towards the Recipient. At the Discloser's request, the Recipient shall provide the Discloser with an accurate list of all of its directors, employees, agents and consultants which had or have access to the Confidential Information. For avoidance of doubt, the Recipient will assume responsibility for any breach of the terms of this Agreement by the Recipient's directors, employees, agents and consultants, to whom disclosure of the Confidential Information is permitted and made by the Recipient under this Agreement.

5. At the Discloser's request, Recipient shall forthwith return to the Discloser all Confidential Information in tangible form and not retain any copies of it, including copies made by electronic forms save and except to the extent where it is necessary for the Recipient to perform its obligations under the Shareholders Agreement and Distribution Agreement.

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
6. The disclosure of Confidential Information or its use hereunder shall not be construed in any way as granting any party any right or license with respect to the Confidential Information (or, in particular, to OTI's Technology or CKI's Trade Secrets) other than the right to use Confidential Information strictly for the purposes set forth in the preamble of this Agreement.

7. Each party hereto reserves all rights in any inventions, patents, copyrights, designs, and any other intellectual property invented or devised by it in relation to Confidential Information of such party.

8. This Agreement shall survive the termination of the Shareholders Agreement or Distribution Agreement (whichever shall later occur) and shall be valid for a period of five years after such termination.

9. It is agreed that the unauthorized disclosure or use of any Confidential Information will cause immediate or irreparable injury to the Discloser, and that the Discloser cannot be adequately compensated for such injury in monetary damages. Each party therefore acknowledges and agrees that, in such event, the Discloser shall be entitled to any temporary or permanent injunctive relief necessary to prevent such unauthorized disclosure or use, or threat of unauthorized disclosure or use.

10. No party shall be entitled to assign its rights and obligations hereunder without the other parties' prior written approval.

11. If any condition, term or covenant of this Agreement shall at any time be held to be void, invalid or unenforceable, such condition, covenant or term shall be construed as severable and such holding shall attach only to such condition, covenant or term and shall not in any way affect or render void, invalid or unenforceable any other condition, covenant or term of this Agreement, and this Agreement shall be carried out as if such void, invalid or unenforceable term were not embodied herein.

12.      The laws of England shall govern this Agreement.

 --------------------------------   --------------------------------------------
 On Track Innovations Ltd.          Cheung Kong Infrastructure Holdings Limited

 by: __________________             by: __________________
 title: _________________           title: _________________

 Sailor Group Limited (to be renamed
 OTI ASIA PACIFIC LTD.)
 by: __________________
 title: _________________

* "Software" means computer programs, software and firmware whether in printed or machine readable form, including software on magnetic tape, disc or in a ROM forming part of the product.

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